Exhibit (c)(ix) [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL Landscape of potential buyers - strategics TIER 1 TIER2 OTHER [***] indicates information has been [***] indicates information has been [***] indicates information has been omitted on the basis of a confidential omitted on the basis of a confidential omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of treatment request pursuant to Rule 24b-2 of treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as the Securities Exchange Act of 1934, as the Securities Exchange Act of 1934, as amended. This information has been filed amended. This information has been filed amended. This information has been filed separately with the Securities and Exchange separately with the Securities and Exchange separately with the Securities and Exchange Commission. Commission. Commission. CASCADE 12 JPMorgan

CONFIDEN TIAL Tier 1 strategic buyer overviews Market cap ($mm) NTM P/E Cash ($mm) Debt ($mm) Debt capacity ($mm) Gross I net leverage Moody's / S&P ratings Focus on M&A Integration experience M&A priorities/ benchmarks and related commentary [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. Source: Company filings; Earn ings presentations; Call transcripts; FactSet Note: Market Clata as of 10/1712025; Financial Clata as latest available; Debt capacity assumes 3.0x max Clebt / EBITDA on a pro-form a L TM EBITDA basis; Assumes close on 12/3112025; Leverage shown on an L TM basis using 1 LTM EBITDA; Debt capacity anel leverage calculateel using EBITDA bureleneel by stock-based compensation anel Cleal -relateel amortization for both Cascade and buyer; Assumes 2.5x max Clebt / EBITDA CASCADE 13 JP.Morgan

I._ CONFIDEN TIAL Tier 2 strategic buyer overviews Market cap ($mm) NTM P/E Cash ($mm) Debt ($mm) Debt capacity ($mm) Gross I net leverage Moody's / S&P ratings Focus on M&A Integration experience M&A priorities/ benchmarks and related commentary [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. Source: Company filings; Earn ings presentations; Call transcripts; Factset Note: Market Clata as of 10/1712025; Financial Clata as latest available; Debt capacity assumes 3.0x max Clebt / EBITDA on a pro-form a L TM EBITDA basis; Assumes close on 12/3112025; Leverage shown on an L TM basis using LTM EBITDA; Debt capacity anel leverage calculateel using EBITDA bureleneel by stock-based compensation anel Cleal -relateel amortization for both Cascade and buyer CASCADE 14 JP.Morgan

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL Tier 1 financial sponsor overviews [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. Source: Company website; Company filings; News articles; Press releases Note: Financial data as of latest available CASCADE 21 JP.Morgan

CONFIDENTIAL Tier 1 financial sponsor overviews ( cont'd) Company Description Key decision makers Notable investments AUM ($bn) Last fund raised [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. Source: Company website; Company filings; News articles; Press releases Note: Financial data as of latest available CASCADE 22 JP.Morgan

[***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL Tier 1 financial sponsor overviews ( cont'd) Company Description Key decision makers Notable investments AUM ($bn) Last fund raised [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. Source: Company website; Company filings; News articles; Press releases Note: Financial data as of latest available CASCADE 24 JP.Morgan